Exhibit 99.1


1. The undersigned are the Chief Executive Officer and the Chief Financial Officer of AmeriVest Properties Inc. This Certification is made pursuant to 18 U.S.C.ss.1350 (ss. 906 of the Sarbanes-Oxley Act of 2002). This Certification accompanies the Form 10-QSB of AmeriVest Properties Inc. for the quarter ended September 30, 2002.

2.   We certify that such Form 10-QSB fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of AmeriVest Properties Inc.

November 13, 2002
                                              By: /s/ William T. Atkins
                                              -------------------------
                                              William T. Atkins
                                              Chief Executive Officer

                                              By: /s/ D. Scott Ikenberry
                                              --------------------------
                                              D. Scott Ikenberry
                                              Chief Financial Officer